WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 12, 2003

Florida East Coast Industries, Inc.

(Exact Name of Registrant as Specified in its Charter)
Florida

001-08723	59-2349968

(Commission File Number)	(IRS Employer Identification Number)

One Malaga Street, St. Augustine, FL (Address of Principal Executive Offices	32084 (Zip Code)

904/826-2398

(Registrant’s Telephone Number, Including Area Code)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1935, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Florida East Coast Industries, Inc. (Registrant)

Date: February 12, 2003	By:	/s/ Heidi J. Eddins

Name: Heidi J. Eddins Title: Executive Vice President, Secretary and General Counsel

Item 9. Furnished Information.

On February 12, 2003, Robert W. Anestis, Chairman, Chief Executive Officer and President of Florida East Coast Industries, Inc., (NYSE: FLA, FLA.b) intends to speak at the Deutsche Bank Global Transportation Conference. Mr. Anestis will present slides which highlight Florida East Coast Industries, Inc. (and subsidiaries), consolidated and subsidiary business accomplishments, as well as (but not limited to) business opportunities, markets, certain financial results, balance sheet components and growth potential.

The information contained in the slide presentation is reproduced below.

Slide 1:

Cover page — Florida East Coast logo

Document Title — “Unlocking the Value”

Photo montage

Deutsche Bank Global Transportation Conference — February 12, 2003

Slide 2:

This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include the Company’s present expectations or beliefs concerning future events. The Company cautions that such statements are necessarily based on certain assumptions, which are subject to risks and uncertainties that could cause actual results to materially differ from those contained in these forward-looking statements. Important factors that could cause such differences include, but are not limited to, the changing general economic conditions (particularly in the State of Florida) as it relates to economically sensitive products in freight service and building rental activities; ability to manage through economic recessions or downturns in customers’ business cycles; industry competition; changes in the Company’s business strategies and implementation; legislative or regulatory changes; technological changes; volatility of fuel prices; changes in depreciation rates resulting from future railway right-of-way and equipment life studies; the ability of the Company to complete its financing plans; changes in insurance markets including increases in insurance premiums and deductibles; the availability and costs of attracting and retaining qualified independent third party contractors; liability for environmental remediation and changes in environmental laws and regulations; the ultimate outcome of environmental investigations or proceedings and other types of claims and litigation; natural events such as weather conditions, floods, earthquakes and forest fires; discretionary government decisions affecting the use of land, and delays resulting from weather conditions and other natural occurrences that may affect construction or cause damage to assets; the ability of the buyers to terminate contracts to purchase real estate from the Company prior to the expiration of inspection periods; failure or inability of third parties to fulfill their commitments or to perform their obligations under agreements; costs and availability of land and construction materials; buyers’ ability to close transactions; the Company’s future taxable income and other factors that may affect the availability and timing of utilization of the Company’s deferred tax assets; uncertainties, changes or litigation related to tax laws, regulations and the application thereof that could limit the tax benefits of the EPIK sale or of other possible transactions involving the Company, including the availability of the Federal tax refund expected to be claimed by the Company related to the EPIK sale which is dependent in part on the Company’s ability to effectively carry back net operating losses against prior net income pursuant to recent tax law changes; and other risks inherent in the real estate and other business of the Company. Further information on these and other risk factors is included in the Company’s filings with Securities and Exchange Commission, including the Company’s most recently filed Forms 10-K and 10-Q. The Company assumes no obligation to update the information contained in this presentation, which speaks only as of its date.

Slide 3:

The History of Florida East Coast Industries

1883	Henry Flagler began assembling a railroad beginning in Jacksonville and going down Florida’s east coast
1889	Railroad reached Daytona Beach
1890	Railroad reached Fort Lauderdale
1896	Railroad spanned 350 miles reaching Miami
1912-1935	Railroad reached Key West until hurricane destroyed sea causeway
1961	St. Joe Company acquired 54% ownership in Railway and continued strategy of land acquisitions
1985	FECI established separate real estate company, Gran Central Corporation, now Flagler Development
2000	Florida East Coast Industries completed tax-free spin-off from St. Joe Company

In addition to laying down railroad tracks, Flagler bought or acquired from government land grants large tracts of land in close proximity to the railroad. Over time, Flagler built a sizable real estate portfolio, which would eventually serve as sites for several future cities in Florida.

Slide 4:

Florida East Coast Industries

A Florida Railroad and Real Estate Company

Real Estate — Flagler Development Company FLAGLER Flagler Logo

Real estate development company that develops, owns, manages, leases, acquires and sells commercial and industrial properties located throughout Florida, primarily in Jacksonville, Orlando, Ft. Lauderdale and Miami

Railroad — Florida East Coast Railway, L.L.C. — FECR — FECR Logo

Regional freight railroad that operates 351 miles of main line track with the most direct route from Jacksonville to Miami and provides intermodal drayage services in the Southeast U.S.

Slide 5:

Key Investment Points

Strong competitive advantages in core transportation and real estate businesses

Highly profitable businesses generate strong cash flow

Hold diverse assets that cannot be duplicated today

Regional benefits

Florida is growing at twice the national average

Established understanding of flow of goods, infrastructure and economic development activities in the Southeast market

Current management has improved Railway profits, driven Realty growth and prioritized and monetized redundant assets

FECR is the second most profitable railroad in North America

Surplus land and other property sales

Currently, approximately $120 million of surplus land and other property on the market and under contract for sale

Proceeds from the sale of surplus land can be rolled into income-producing properties via a tax deferred exchange

Strong balance sheet provides immediate access to inexpensive capital

Slide 6:

Transportation

2 photos — Locomotive and drayage operations

Slide 7:

FECR’s Transportation Reach

Map with states of Florida , Georgia, South Carolina and Tennessee

Cities of Atlanta, Jacksonville noted with straight line connecting showing distance as approximately 250 miles — representing Hurricane Train. Line continues to Miami from Jacksonville

Ports of Palm Beach, Port Everglades (Ft. Lauderdale) and Port of Miami are noted

Atlanta, Jacksonville and Port of Miami have squares indicating location of Drayage operations

Slide 8:

Major Commodity Detail — Pie charts (Units and Revenues)

Commodities — Units-2002

Intermodal	59%
Aggregate	26%
Other	9%
Vehicles & Equipment	6%

Commodities — Revenues — 2002

Intermodal	38%
Aggregate	31%
Other	19%
Vehicles & Equipment	12%

Slide 9:

FECR Competitive Advantages

Detailed map of Florida

Over 100 years of regional understanding and expertise

Exclusive rail service provider for Port of Palm Beach, Port Everglades and Port of Miami

Favorable labor agreements

Excellent physical plant; Class IV

Scheduled trains

Ongoing expense management

Customer service oriented

Strong focus on safety

Early adapter of technological advances, for example, remote control locomotives

Experienced, innovative management

Excellent interchange relationships

Florida is a consuming state with 60% of goods moving north to south — creates imbalanced lane providing a cost advantage to rail transportation

Slide 10

FECR Growth Strategy: Carload

Acquire new business by leveraging the Railway’s superior customer service, scheduled trains and providing cost saving solutions

Tropicana Products, Inc. — Logo

Gold Coast Beverage Distributors — Logo

Western Hay

ConAgra Foods — Logo

Caption at Bottom

TROPICANA, A NEW CARLOAD CUSTOMER STARTING IN JULY 2001. FECR CURRENTLY MOVES 2,300 RAILCARS PER YEAR CARRYING CHILLED JUICE PRODUCTS FROM TROPICANA’S FORT PIERCE PROCESSING PLANT TO OHIO AND NEW JERSEY WITHIN 48 HOURS. TROPICANA EXPECTS TO SAVE APPROXIMATELY $2 MILLION PER YEAR

Slide 11:

FECR Growth Strategy: Carload

Provide traditional and non-traditional solutions to meet full needs of customers

Tarmac — concrete block on boxcars
Tarmac Logo

Rinker — conduit cement piping
Rinker Logo

Caption at Bottom

TARMAC AMERICA AND RINKER MATERIALS — BOTH LONGSTANDING CUSTOMERS OF FECR, MOVING OVER 100,000 CARLOADS OF CRUSHED STONE PER YEAR ON THE RAILWAY. TARMAC AND RINKER LOOK TO FECR AS A STRATEGIC PARTNER, EXPLORING UNIQUE WAYS TO REDUCE OPERATIONAL AND TRANSPORTATION COSTS AND REMAIN COMPETITIVE.

Slide 12:

FECR Growth Strategy: Intermodal

Expand reach to new business customers from Atlanta by the Hurricane Train established in August 2001, providing over 800 loads last month to the Railway

Increase the number of strategic relationships with LTL and TL carriers

Continue to develop potential strategic initiatives with CSX and/or NS

Captions at Bottom

UPS: THE RAILWAY MOVES APPROXIMATELY 20,000 TRAILERS FOR UPS, A RAIL CUSTOMER FOR OVER 10 YEARS. THE RAILWAY WAS RECENTLY RECOGNIZED FOR PROVIDING A FULL YEAR OF FAILURE FREE SERVICE, A RECORD AMONG ALL TRANSPORTATION COMPANIES SERVING UPS.

PEPSI BOTTLING GROUP, A NEW INTERMODAL CUSTOMER TO THE RAIL, IDENTIFIED COST SAVINGS OPPORTUNITIES BY CLOSING A BOTTLING PLANT IN MIAMI AND RELIABLY MOVING PEPSI PRODUCTS FROM THE EXISTING JACKSONVILLE BOTTLING PLANT TO THE SOUTH FLORIDA MARKET.

Slide 13:

FECR Customers are household names

Carload Customers (No special order noted) — Logos

ConAgra Foods

Ford

Kraft

Rinker

Tropicana

DelMonte

Cargill

Tarmac

ExxonMobil

Morton Salt

NASA

Chrysler

Intermodal Customers (No special order noted) — Logos

Sysco

United States Postal Service

PEPSI

P&G

ConAgra Foods

Gerber

JB Hunt

Swift

Publix

UPS

Georgia Pacific

Winn Dixie

Slide 14:

FECR Revenue and Operating Profit (Bar Chart) Revenue in millions of dollars — 1998-2002
Revenue Components — Carload, Intermodal, Other and Drayage

1998	Total Revenue 162.4	Operating Profit 37.5
1999	Total Revenue 165.0	Operating Profit 40.0*
2000	Total Revenue 164.8	Operating Profit 43.7
2001	Total Revenue 160.7	Operating Profit 41.3
2002	Total Revenue 166.8	Operating Profit 42.1

*     1999 Operating Profit before special charges of $5.5 million

Slide 15:

FECR’s Operating Ratio is the Second Best in North America
Bar Chart — Percentages shown
FECR operating ratio as compared to Class 1 RR’s

1998	FECR - 76.9%	Class 1 RRs 84.2%
1999	FECR - 75.7%*	Class 1 RRs 83.6%
2000	FECR - 73.5%	Class 1 RRs 85.2%
2001	FECR - 74.4%	Class 1 RRs 80.0%
2002	FECR - 74.7%	Class 1 RRs 80.7%

*     1999 Operating Ratio before special charges of $5.5 million

Slide 16:

FECR — Legal Entity EBITDA*, Less capital, Generated $82 Million in 2002

Bar Chart in Millions of dollars — 1998-2002

EBITDA Legal Enity (before special charges 1999)

1998	59.4
1999	64.8
2000	74.1
2001	72.1
2002	111.7

EBITDA From Rail Operations (before special charges 1999)

1998	51.7
1999	54.5
2000	58.5
2001	57.6
2002	59.9

EBITDA From Legal Entity less Capital Expenditures (before special charges 1999)

1998	32.7
1999	33.4
2000	42.1
2001	39.5
2002	81.9

*     A reconciliation to closest GAAP measure is provided on Slide 37

Slide 17:

FECR has Significant Ancillary EBITDA* Derived from its Right-of-Way

Bar Chart Dollars in millions — 1998 - 2002

EBITDA components

Passive fiber

Rail Property Rents

Gains on Land Sales

Pipe and Wire

Signboards and Other

Other One-Time related to Rail

1998	7.7
1999	10.3
2000	15.8
2001	14.1
2002	51.8

*     A reconciliation to closest GAAP measure is provided on Slide 38

Slide 18:

Rail Corridor Opportunity

Long-term potential for the corridor to provide additional passenger train service

Recent Tri-Rail study performed by the State of Florida identified two segments of FECR’s right-of-way for future acquisition to support expanded passenger service

As a result, Tri-Rail has commissioned consultants to provide a report outlining a process to acquire the FECR corridor

Sample of corridor values (purchases of right-of-way)

In 1988, CSX Corp. sold its 80-mile Miami-West Palm Beach corridor to the State of Florida (Journal of Commerce, 5-19-88)

In 1990, Southern Pacific sold to the LA County Transportation Commission 245 miles of valuable rights-of-way, and 190 acres of adjacent land parcels (L.A. Times, 10-16-90)

In 1994, Southern Pacific closed the sale of its 20-mile rail line known as the Alameda Corridor to the Ports of Los Angeles and Long Beach (Business Wire, 12-29-94)

Slide 19:

Florida East Coast Railway Outlook

Outlook for 2003 and Assumptions

Revenues are expected to range between $174 and $177 million primarily driven by drayage and carload revenues

Company expects operating profit improvement in the single digits in 2003

Focus on expense management

Capital expenditures expected to range between $30 and $32 million

Slide 20:

Flagler Development Company

Photos — Exterior Building and interior lobby

Slide 21:

Flagler Properties Located in Florida’s Growing Markets

4 photos

Deerwood North, Jacksonville

Gran Park at SouthPark, Orlando

Beacon Pointe, Ft. Lauderdale

Beacon Station, Miami

Slide 22:

Flagler Competitive Advantages

Strong, experienced management

Established franchise of commercial and industrial properties

Owns, leases and manages 6.9 million square feet of commercial and industrial space

Added over 2.7 million square feet since 1999

Majority of portfolio built in the 1990s

Award-winning properties in multiple markets

Expertise in both stable and growing markets

Quality land bank with building entitlements

Approximately 1,026 acres of entitled land reduces time to market with ability to build 14.7 million square feet

In addition, over 5,500 acres of undeveloped land of which approximately 3,900 acres are on the market or under contract

Access to inexpensive capital (via FECI) to bridge to non-recourse mortgage financing

Slide 23:

Flagler has Exceptional Assets in Florida’s Strongest Markets

Map of Florida

Cities Noted with property names:

Jacksonville:

     Flagler Center

     Deerwood North

     Deerwood South

     Gran Park at the Avenues

     duPont Center

Orlando:

     Gran Park at SouthPark

Ft. Lauderdale:

     Beacon Point (JV)

     Flagler Plaza

Miami:

     Beacon Station Business Park

     (3 of the 30 buildings are in a JV with Duke as of 12.31.02. These buildings were owned 100% by Flagler at 1.31.03.)

Line representing FECR Jacksonville to Miami

Land Portfolio — Approximately 5,500 acres excluding FECR land

Entitlements — 1,026 acres / 14.7 million square feet

Building Portfolio as of 12/31/02

Jacksonville	Existing 2,437,807	Under Development 0	Total 2,437,807
Orlando	Existing 835,618	Under Development 60,000	Total 895,618
Miami	Existing 3,399,505	Under Development 411,000	Total 3,810,505
Totals	Existing 6,672,930	Under Development 471,000	Total 7,143,930

This chart excludes additional 591,000 sq. ft. of property in pre-development stage and one 101,000 sq. ft. building which is held for sale.

Slide 24:

Flagler Growth Strategy

“Demand driven” development in growth markets

Stopped speculative construction in early 2001

Park infrastructure in place, ready to accommodate future demand

Focus on pre-leasing and build-to-suits (Ryder World Headquarters, Corinthian College/FMU)

Value creation

Entitlement process

Infrastructure development

Buildings

Reinvestment of realty and land sales proceeds into income-producing properties, utilizing tax deferral strategies

Opportunistic acquisitions & sales

Quality land bank with building entitlements in place

Capital flexibility

Non-recourse financing

Access to inexpensive bridge financing

Manage capital expenditures against market opportunity

Slide 25:

Flagler has a Diversified Tenant Base

Flagler leases to a variety of industries, including financial services, distribution, hospitality services and import/export

Chase Manhattan Mortgage

CHEP USA

Fairfield Resorts

Continental Assurance Company

Lockheed Martin

ABN-AMRO Mortgage Group

Marriott Vacation Club

Lexmark

CIT Group

Nemours Foundation

USF Worldwide

Avaya

IBM

Ryder

Mercedes-Benz USA

Officemax, Inc.

FedEx Ground

Arizona Chemical

Nuvell Financial

Slide 26:

Key Financial Metrics for Flagler (*excluding discontinued Operations)

4 separate bar charts

1.     Rental and Service Revenue* (in millions of dollars)

1998	42.5
1999	48.2
2000	53.7
2001	60.8
2002	60.8

2.     EBITDA** from Operating Properties Rents (in millions of dollars)

1998	27.1

1999	32.4
2000	35.6
2001	40.1
2002	38.5

**   A reconciliation to closest GAAP measure is provided on slide 37

3.     Proceeds from Land/Building Sales (in millions of dollars)

1998	7.5
1999	77.6
2000	15.7
2001	20.3
2002	50.2	***

***  Includes $18.2 million of proceeds from a building sale shown as discontinued operations

4.     Overall Occupancy*

1998 87%
1999 85%
2000 93%
2001 92%
2002 83%

Slide 27:

Creating Value at Beacon Station

Aerial photo of Beacon Station

Before

Land holdings purchased in the 1970s

Located northwest of Miami International Airport

Rail access

Currently

Interchange built to provide access to the Florida Turnpike

30 Buildings, 3.3 million sq. ft., developed with 121 tenants

Offers warehouse, office and retail space

Pre-development underway for three projects totaling 591,000 sq. ft.

4 million sq. ft. of additional development planned

Approximately 535 adjacent acres for future development

Slide 28:

Value Creation at Flagler Center Located in Jacksonville

Aerial photo of Flagler Center with Interchange (under construction)drawn in

Currently

Located in Jacksonville’s highest growth area

937-acre property acquired in the 1960s

770,000 sq. ft. currently developed in 7 buildings

In the Future

3.6 million sq. ft. of additional development planned

444 developable acres

Interchange in progress to provide I-95 direct access to the park, completion expected in 2004

Baptist Hospital announced plans to build hospital in the park — 32 acres contracted for $9.5 million

Slide 29:

Flagler Outlook

Outlook for 2003

Flagler expects 2003 rental revenues to range between $65 and $67 million

Flagler expects EBITDA* from operating properties’ rents to range between $40 and $42 million due to a slow economy.

Capital investment is expected to range between $80 and $100 million.

2003 Assumptions

Occupancy rates recovering in 2003

Commencing construction program

Commencing on two recently announced build-to-suit projects

Increase staff as transition of leasing and property management moves to Flagler

Managing completion of the I-95 interchange, providing key access to Flagler Center, an office and industrial park located in Jacksonville

*A reconciliation to the closest GAAP measure is provided on slide 37

Slide 30

Surplus Land Disposition Strategy

Aerial Photo — Miami River Property

Currently under contract for $17.0 million

Aerial Photo — Buena Vista Property

Recently sold for $34.5 million

FECR Properties

Slide 31:

Surplus Land Distribution Strategy

Detailed map of Florida indicating locations of Flagler, FECR and Flagler/FECR property locations

The Railway and Flagler have surplus land listed for sale at asking prices totaling approximately $54 million and properties under contract totaling approximately $46 million.

Surplus Land sales (in millions of dollars) (bar chart) 1998-2002

Components — Railway Land Sales and Flagler Land Sales

1998	8.4
1999	15.1
2000	17.5

2001	18.9
2002	70.6

Slide 32:

Recent Strategic Acquisitions Utilizing Tax Deferred Dollars

		Acquisition		Entitled SF	Entitled SF
	Location	Cost	Acres	Office	Commercial

1998	SOUTHPARK II Orlando	$16.9M	91.2	1,800,000	98,000
2001	BARTRAM PARK Jacksonville	$4.3M	115.52	882,000
2001	FLAGLER PLAZA Sunrise	$7.2M	40.9	823,000
2002	BARTRAM PARK Jacksonville	$5.3M	85.0	600,000
2003	Beacon Station - Remaining 50% interest in 3 buildings	$23.3M	4.9	60,000
	Southpoint - 59,000 SF office building and parcel of land

Slide 33:

Florida East Coast Industries has a strong Balance Sheet

December 2002 (unaudited)

(in millions of dollars)

Assets
Cash and cash equivalents	$83.9
Other current assets	113.0
Properties, less accumulated depreciation	787.4
Other assets and deferred charges	50.5
Total assets	$1,034.8

Liabilities and shareholders’ equity
Short-term debt	$2.7
Other current liabilities	46.7
Deferred income taxes	106.7
Long-term debt	294.1
Accrued casualty, deferred revenue and other long-term liabilities	11.3
Shareholders’ equity	573.3
Total liabilities and shareholders’ equity	$1,034.8

Slide 34:

Line Graph

FLA stock performance compared to other Railroads

Florida East Coast Industries vs. Railway Companies — 12-31-02 to 2-5-03

Information graphed for:

FLA

FLA.b

BNI

CNI

CP

CSX

NSC

KSU

UNP

Slide 35:

Significant Expected Future Benefits

Realty Sales (in millions)
Approximate proceeds from realty sales in 2003	$60-70
Potential Tax Benefits (in millions)
Estimated 2002 Federal cash tax refund	$75
Future years’ Federal NOL carry forward (pre-tax)	$109

Slide 36:

Florida East Coast Industries Unlocking the Value

Flagler Development Company — Logo

High quality land bank with building entitlements

Access to inexpensive capital

55 owned buildings in eight office/industrial parks located in Florida’s growth markets

Strong reputation, seasoned management

Surplus land on the market and under contract

Florida East Coast Railway — Logo

Success in gaining new customers

Providing superior customer service

Cost advantage compared to truck transportation

Strong customer base

Railway franchise

Right-of-way income

Corridor possibilities

Highly profitable, with strong cash flow to support realty growth

Surplus land on the market and under contract

Unlocking the Value

Adding entitlements to existing land

Developing entitled lands, providing infrastructure and access

Using tax deferred proceeds from low basis land holdings to purchase income-producing properties or strategic land holdings

Selling surplus land on the market and under contract

Realizing corridor value

Realizing ancillary rail revenue

Continue to monetize other non-core assets

Slide 37:

Reconciliation of Non-GAAP to GAAP Measures

							Forecast
(in millions)	1998	1999		2000	2001	2002	2003

Railway operating profit	$37.5	$40.0	*	$43.7	$41.3	$42.1
Depreciation expense – railway operations	14.2	14.5		14.8	16.3	17.7

Railway operations’ EBITDA	$51.7	$54.5		$58.5	$57.6	$59.9

Total FECR legal entity income before taxes	$47.8	$44.3		$59.0	$55.5	$93.8
Depreciation expense-legal entity & Interest Expense (income)	11.6	20.5		15.1	16.6	17.9

Total FECR legal entity EBITDA	$59.4	$64.8		$74.1	$71.1	$111.7

Flagler operating profit from operating properties’ rents	$14.4	$17.9		$18.5	$19.8	$17.4	$18.0-$19.0
Depreciation from operating buildings	12.7	14.5		17.0	20.3	21.1	22.0-23.0

EBITDA from operating properties’ rents	$27.1	$32.4		$35.5	$40.1	$38.5	$40.0-$42.0

*	1999 is shown before special charges of $5.5 million

Slide 38:

Reconciliation of Non-GAAP to GAAP Measures

	1998	1999	2000	2001	2002

(in millions)
Operating profit from Railway ancillary sources	$7.7	$10.0	$15.6	$13.9	$51.6
Depreciation expense	0.0	0.3	0.2	0.2	0.2

EBITDA from Railway ancillary sources	$7.7	$10.3	$15.8	$14.1	$51.8